                                                                     EXHIBIT 4.1

            COMMON                                     COMMON
             STOCK                                     STOCK

           [NUMBER]                                  [# OF SHARES]
             [CT]                                    CUSIP 204679


                                   COMPS.COM

                   E-Marketplace for Commercial Real Estate

                                                      SEE REVERSE FOR STATEMENTS
                                                             RELATING TO RIGHTS,
                                                     PREFERENCES, PRIVILEGES AND
                                                            RESTRICTIONS, IF ANY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    THIS CERTIFIES THAT
                        --------------------------
                            IS THE RECORD HOLDER OF
                                                    ---------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF
                               COMPS.COM, INC.
     Hereinafter called the "Corporation" transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                  REGISTERED


DATED:
              /s/ Karen Goodrum                   /s/ Christopher A. Crane
                 SECRETARY          [SEAL]          PRESIDENT

COUNTERSIGNED AND REGISTERED:

        AMERICAN STOCK TRANSFER & TRUST COMPANY

                                AUTHORIZED SIGNATURE

                               COMPS.COM, INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

   Keep this Certificate in a safe place. If it is lost, stolen, or destroyed the corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

   The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

       TEN COM   -  as tenant in common                 UNIF TRAN MIN ACT -               Custodian
                                                                          -----------------------------------------
                                                                                (Cust)              (Minor)

       TEN ENT    - as tenant by the entireties                           under Uniform Transfers to Minors Act

       JT TEN     - as joint tenants with rights                          ----------------------------------------
                    of survivorship and not                                            (State)
                    as (tenants in common )
                                                        UNIF GIFT MIN ACT -             Custodian
                                                                          ----------------------------------------
                                                                               (Cust)               (Minor)

                                                                           under Uniform Gifts to Minors Act

                                                                           --------------------------------------
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer unto
                    ----------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------------------


                                             -----------------------------------
                                             NOTICE: The signature(s) to
                                             this assignment must correspond
                                             with the names(s)
SIGNATURES GUARANTEED:                       as written upon the face of this
                                             Certificate in every
                                             particular, without
By                                           alteration or enlargement
    ----------------------------------       or any change whatsoever
    The Signatures must be guaranteed
    by an ELIGIBLE GUARANTOR
    INSTITUTION (Bank, Stockbroker,
    Savings and Loan Association and
    Credit Union) with membership
    in an APPROVED SIGNATURE GUARANTEE
    MEDALLION  PROGRAM pursuant to
    S.E.C. Rule 17Ad-15.